SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) April 17, 2001


                          Acrodyne Communications, Inc.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  000-24886               11-3067564
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


     10706 Beaver Dam Road, Cockeysville, Maryland            21030
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       (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code (410) 568-1629.




ITEM 5.   OTHER EVENTS.

     Acrodyne Communications, Inc., incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this report.


ITEM 7.   EXHIBITS.

                                                       Sequentially
          Exhibit No                                   Numbered Page
          ----------                                   -------------

                99                                          12

     Financial results for second and third quarters 2000 and restated results for 1998, 1999 and first quarter 2000; preliminary settlement of stockholder class action litigation and related financial matters

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ACRODYNE COMMUNICATONS, INC.
                                                      (Registrant)



                                            By:   /s/ Nathaniel Ostroff
                                            ------------------------------------
                                            Nathaniel Ostroff, Chairman of the
                                            Board of Directors, Chief Executive
                                            Officer and Interim President





                                            By:      /s/ Adel L. Rizk
                                            ------------------------------------
                                            Adel L. Rizk, Senior Vice
                                            President & CFO





Dated:   April 17, 2001



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